                         ------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         OCTOBER 28, 2004 (OCTOBER 28, 2004)

                                   ----------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                             000-23709   13-3870996
          (COMMISSION FILE NUMBER) (I.R.S. EMPLOYER IDENTIFICATION NO.)


                          111 EIGHTH AVENUE, 10TH FLOOR
                            NEW YORK, NEW YORK 10011
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         ------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


      On October 28, 2004, DoubleClick Inc. ("DoubleClick" or the "Company") announced its financial results for the third quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

      The attached press release contains non-GAAP financial measures. The non-GAAP measures included in the press release should be considered in addition to, not as a substitute for, or superior to other measures of the Company's financial position prepared in accordance with generally accepted accounting principles.

      The attached press release discloses the Company's net cash position as of September 30, 2004, which may be considered to be a non-GAAP financial measure, and reconciles the Company's net cash position to its cash, cash equivalents, restricted cash and investments in marketable securities as of September 30, 2004, as determined in accordance with GAAP. Net cash is considered a liquidity measure and provides useful information to management and investors about the amount of cash available to the Company after taking into account the principal amount of outstanding debt. Management uses this financial measure in making operating decisions, for budget planning purposes and in considering strategic opportunities, including strategic acquisitions and repurchasing stock or bonds.

      The attached press release also discloses EBITDA, a non-GAAP financial measure which represents net income as presented in the statement of operations under GAAP before interest, taxes, depreciation and amortization, and reconciles EBITDA to GAAP net income. EBITDA, as defined above, may not be similar to EBITDA measures used by other companies. We believe that EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period to period changes in costs associated with capital investments and income from interest on our cash and marketable securities that are not directly attributable to the underlying performance of the Company's business operations. Management uses EBITDA in evaluating the overall performance of the Company's business operations.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits

                  The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                  99.1  Press Release issued by the Company on October 28, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DOUBLECLICK INC.


                                          By: /s/ Bruce Dalziel

                                          --------------------
                                          Name: Bruce Dalziel
                                          Title: Chief Financial Officer

Dated: October 28, 2004

EXHIBIT                           EXHIBIT INDEX
-------                           ---------------
99.1                              Press Release dated October 28, 2004.